Exhibit 1.1

QR ENERGY, LP

17,500,000 Common Units

Representing Limited Partner Interests

UNDERWRITING AGREEMENT

Dated: April [•], 2012

EXHIBITS

Schedule 1	–	Underwriters
Schedule 2	–	Selling Unitholder Securities
Schedule 3	–	Persons Delivering Lock-Up Agreements
Schedule 4	–	Subsidiaries of the Partnership
Schedule 5	–	Bank Account of the Partnership
Exhibit A	–	Form of Lock-Up Agreement
Exhibit B	–	Price-Related Information
Exhibit C	–	Issuer Free Writing Prospectuses
Exhibit D	–	Form of Opinion of Partnership Counsel
Exhibit E	–	Form of Opinion of General Counsel to the Partnership
Exhibit F	–	Form of Opinion of Counsel to Selling Unitholders

i

QR ENERGY, LP

17,500,000 Common Units

Representing Limited Partner Interests

UNDERWRITING AGREEMENT

April [•], 2012

BARCLAYS CAPITAL INC.

WELLS FARGO SECURITIES, LLC

MERRILL LYNCH, PIERCE, FENNER & SMITH

    INCORPORATED

CITIGROUP GLOBAL MARKETS INC.

J.P. MORGAN SECURITIES LLC

RAYMOND JAMES & ASSOCIATES, INC.

RBC CAPITAL MARKETS, LLC

CREDIT SUISSE SECURITIES (USA) LLC

GOLDMAN, SACHS & CO.

UBS SECURITIES LLC

As Representatives of the several Underwriters

named in Schedule 1 hereto

c/o Barclays Capital Inc.

745 Seventh Avenue

New York, NY 10019

c/o Wells Fargo Securities, LLC

375 Park Avenue

New York, New York 10152

Ladies and Gentlemen:

QR Energy, LP, a Delaware limited partnership (the “Partnership”), proposes to issue and sell to Barclays Capital Inc. (“Barclays”), Wells Fargo Securities, LLC (“Wells Fargo”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), Citigroup Global Markets Inc. (“Citigroup”), J.P. Morgan Securities LLC (“J.P. Morgan”), Raymond James & Associates, Inc. (“Raymond James”), RBC Capital Markets, LLC (“RBC”), Credit Suisse Securities (USA) LLC (“Credit Suisse”), Goldman, Sachs & Co. (“Goldman”), UBS Securities LLC (“UBS”) and each of the other Underwriters named in Schedule 1 hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 11 hereof) 6,202,263 common units (the “Partnership Initial Securities”) representing limited partner interests in the Partnership (the “Common Units”). Quantum Resources A1, LP, a Delaware limited partnership (“QRA”), Quantum Resources B, LP, a Delaware limited partnership (“QRB”), Quantum Resources C, LP, a Delaware limited partnership (“QRC”), QAB Carried

WI, LP, a Delaware limited partnership (“QAB”), QAC Carried WI, LP, a Delaware limited partnership (“QAC”), and Black Diamond Resources, LLC, a Delaware limited liability company (“Black Diamond,” and collectively with QRA, QRB, QRC, QAB and QAC, the “Selling Unitholders,” and each, individually, a “Selling Unitholder”), propose to sell to the Underwriters a total of 11,297,737 Common Units (the “Selling Unitholder Securities”), with each Selling Unitholder proposing to sell the number of Selling Unitholder Securities set forth opposite its name on Schedule 2 hereto. The Partnership Initial Securities and the Selling Unitholder Securities to be sold to the Underwriters are hereinafter collectively referred to as the “Initial Securities.” In addition, the Partnership proposes to grant to the Underwriters the option to purchase from the Partnership up to an additional 2,625,000 Common Units to cover over-allotments, if any (the “Option Securities,” and, together with the Partnership Initial Securities, the “Partnership Securities”). The Initial Securities and the Option Securities are hereinafter collectively sometimes referred to as the “Securities.” Barclays, Wells Fargo, Merrill Lynch, Citigroup, J.P. Morgan, Raymond James, RBC, Credit Suisse, Goldman and UBS are acting as representatives of the several Underwriters (in such capacity, the “Representatives”).

The Partnership understands that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

Promptly after the execution of this Agreement, the Partnership will prepare and file with the Commission a prospectus in accordance with the provisions of Rule 430A and Rule 424(b), and the Partnership has previously advised you of all information (financial and other) that will be set forth therein. Such prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Securities is herein called the “Prospectus.” Any Prospectus delivered pursuant to Rule 173(d) shall be identical to the electronically transmitted copy thereof filed with the Commission pursuant to Rule 424(b), except to the extent permitted by Regulation S-T.

QRE GP, LLC, a Delaware limited liability company (the “General Partner”), is the sole general partner of the Partnership. The Partnership is the direct owner of QRE Operating, LLC, a Delaware limited liability company, the sole subsidiary of the Partnership (the “Operating Subsidiary” and together with the General Partner and the Partnership, the “Partnership Entities”).

SECTION 1. Representations and Warranties.

(a) Representations and Warranties of the Partnership Entities. Each of the Partnership Entities, jointly and severally, represents and warrants to each Underwriter, and agrees with each Underwriter, as follows:

(1) Compliance with Registration Requirements. The offer and sale of the Securities have been duly registered under the 1933 Act pursuant to the Registration Statement. Each of the Initial Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Initial Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act, and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Partnership, are contemplated by the Commission, and any request by the Commission for additional information has been complied with or otherwise resolved with the Commission.

The Initial Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations, and at the respective times that the Initial Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective or will become effective they did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Neither the Prospectus nor any amendments or supplements thereto, as of its date and at the Closing Date (as defined in Section 2(c) hereof) (and, if any Option Securities are purchased, at the applicable Option Closing Date (as defined in Section 2(b) hereof)), contained or will contain an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

As of the Applicable Time, each Issuer Free Writing Prospectus issued at or prior to the Applicable Time, the Statutory Prospectus and the information included on Exhibit B hereto, all considered together (collectively, the “General Disclosure Package”), did not contain any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The representations and warranties set forth in the three immediately preceding paragraphs shall not apply to statements in or omissions from the Registration Statement, the Prospectus or the General Disclosure Package made in reliance upon and in conformity with the Underwriting Information (as defined in Section 7(a) hereof) furnished to the Partnership in writing by any Underwriter through the Representatives expressly for use therein.

Each preliminary prospectus and prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424(b) in connection with the offering of the Securities (including, without limitation, the Statutory Prospectus and the Prospectus), complied and will comply when so filed in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

The copies of the Initial Registration Statement and any Rule 462(b) Registration Statement and any amendments thereto and the copies of the Statutory Prospectus, any other preliminary prospectus, each Issuer Free Writing Prospectus that is required to be filed with the Commission pursuant to Rule 433 and the Prospectus and any amendments or supplements thereto delivered and to be delivered to the Underwriters (electronically or otherwise) in connection with the offering of the Securities were and will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offering and sale of the Securities, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Statutory Prospectus or the Prospectus and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified.

At the time of filing the Initial Registration Statement, any 462(b) Registration Statement and any post-effective amendments thereto, and at the date hereof, the Partnership was not and is not an “ineligible issuer” as defined in Rule 405, in each case without taking into account any determination made by the Commission pursuant to paragraph (2) of the definition of such term in Rule 405; and, without limiting the foregoing, the Partnership has at all relevant times met, meets and will at all relevant times meet the requirements of Rule 164 for the use of a free writing prospectus (as defined in Rule 405) in connection with the offering contemplated hereby.

(2) Independent Accountants. PricewaterhouseCoopers LLP, who certified the financial statements and supporting schedules included in the Registration Statement, the Statutory Prospectus and the Prospectus, is an independent registered public accounting firm with respect to the Partnership Entities as required by the 1933 Act and the Public Company Accounting Oversight Board.

(3) Financial Statements. The historical financial statements of the Partnership and QA Holdings, LP (“QA Holdings”) included in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related notes and supporting schedules, present fairly in all material respects the financial position of the Partnership and QA Holdings, as applicable, at the dates indicated and the results of operations, changes in unitholders’ equity and cash flows of the Partnership and QA Holdings, as applicable, for the periods specified, and all such financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved and comply with all applicable accounting requirements under the 1933 Act and the 1933 Act Regulations. The financial information included in the Statutory Prospectus and the Prospectus under the captions “Prospectus Summary — Summary Historical Financial Data” and “Selected Financial Data” presents fairly in all material respects the information shown therein and has been compiled on a basis consistent with the audited financial statements included or incorporated by reference into the Registration Statement, the Statutory Prospectus and the Prospectus. All information contained in the Registration Statement, the General Disclosure Package and the Prospectus regarding “non-GAAP financial measures” (as defined in Regulation G of the Commission) complies in all material respects with Regulation G and Item 10 of Regulation S-K of the Commission, to the extent applicable. There are no financial statements (historical or pro forma) that are required to be included in, or incorporated by reference into, the Registration Statement, the General Disclosure Package or the Prospectus that are not so included.

(4) Independent Reserve Engineers. Miller & Lents, Ltd., the reserve engineers who prepared the reports upon which the estimates of the proved reserves of the Partnership disclosed in the Registration Statement, the General Disclosure Package and the Prospectus were based, are independent petroleum engineers with respect to the Partnership Entities and for the periods set forth in the Registration Statement, the General Disclosure Package and the Prospectus.

(5) Information Underlying Reserve Report. The oil and natural gas reserve estimates of the Partnership as of December 31, 2011 included in the Registration Statement, the General Disclosure Package and the Prospectus are derived from reports that have been prepared by Miller & Lents, Ltd., and such estimates fairly reflect, in all material respects, the oil and natural gas reserves of the Partnership at the dates indicated therein and are in accordance, in all material respects, with Commission guidelines applied on a consistent basis throughout the periods involved. The oil and natural gas reserve estimates of the Selling Unitholders as of December 31, 2011 included in the Registration Statement, the General Disclosure Package and the Prospectus are derived from reports that have been prepared by Miller & Lents, Ltd., and, to the knowledge of the Partnership Entities, such estimates fairly reflect, in all material respects, the oil and natural gas reserves of the Selling Unitholders at the dates indicated therein and are in accordance, in all material respects, with Commission guidelines applied on a consistent basis throughout the periods involved. The oil and natural gas reserve estimates for the Prize Properties (as defined in the General Disclosure Package and the Prospectus) included in the General Disclosure Package and the Prospectus were calculated by the Partnership’s internal reserve engineers, and such estimates fairly reflect, in all material respects, the oil and natural gas reserves attributable to such Prize Properties at the dates indicated therein and are in accordance, in all material respects, with Commission guidelines applied on a consistent basis throughout the periods involved.

(6) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus (in each case exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), except as otherwise disclosed therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the results of operations, properties, business affairs or business prospects of the Partnership Entities taken as a whole, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by any of the Partnership Entities that are material with respect to the Partnership Entities or their properties, taken as a whole, (C) none of the Partnership Entities has incurred any liability or obligation, direct or contingent, that, individually or in the aggregate, is material to the Partnership Entities or their properties, taken as a whole, and (D) there has been no dividend or distribution of any kind declared, paid or made by the Partnership.

(7) Formation and Good Standing of the Partnership Entities. Each of the Partnership Entities has been duly formed and is validly existing as a limited partnership or limited liability company, as the case may be, and is in good standing under the laws of the State of Delaware, with full partnership or limited liability company power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus, and (A) to execute and deliver this Agreement and consummate the transactions contemplated hereby, (B) in the case of the Partnership, to issue, sell and deliver the Partnership Securities and (C) in the case of the General Partner, to act as the general partner of the Partnership.

(8) Foreign Qualification and Registration of the Partnership Entities. Each of the Partnership Entities is duly qualified to transact business as a foreign limited partnership or limited liability company, as the case may be, and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, result in a Material Adverse Effect. Schedule 4 accurately sets forth the jurisdiction of organization, each jurisdiction of foreign qualification and the name of the sole member of the Operating Subsidiary.

(9) Ownership of the General Partner. The General Partner is (A) 50% owned by QR Holdings (QRE) GP, LLC, a Texas limited liability company (“QR Holdings GP”), and (B) 50% owned by QR Energy Holdings, LLC, a Texas limited liability company (“QR Energy Holdings”). QR Holdings GP and QR Energy Holdings are collectively referred to herein as the “GP Members.” The GP Members directly own all of the issued and outstanding membership interests in the General Partner; such membership interests have been duly authorized and validly issued in accordance with the Amended and Restated Limited Liability Company Agreement of the General Partner, as in effect on the date hereof (the “General Partner Agreement”), and, at the Closing Date and each Option Closing Date, if any, will be duly authorized and validly issued in accordance with the General Partner Agreement, and are fully paid (to the extent required by the General Partner Agreement) and non-assessable (except as such non-assesssability may be limited by Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”)); and the GP Members own such membership interests free and clear of all Liens.

(10) Ownership of the General Partner Interest in the Partnership. The General Partner is and at the Closing Date and each Option Closing Date, if any, will be, the sole general partner of the Partnership, with an approximate 0.[•]% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the First Amended and Restated Agreement of Limited Partnership of the Partnership, as amended by Amendment No. 1 to the First Amended and Restated Agreement of Limited Partnership of the Partnership, as in effect on the date hereof (as amended, the “Partnership Agreement”),and the General Partner owns such general partner interest free and clear of all Liens.

(11) Ownership of the Sponsor Units and Outstanding Common Units. As of the date hereof, and prior to the sale of the Securities pursuant to this Agreement, the Partnership has no limited partner interests issued and outstanding other than the following:

(A) 11,297,737 Common Units, 7,145,866 Subordinated Units and 16,666,667 Class C Convertible Preferred Units owned by the Selling Unitholders (collectively, the “Sponsor Units”); and

(B) 17,297,351 Common Units owned by the public unitholders (the “Public Units”);

all of such Sponsor Units (including the Selling Unitholder Securities), Public Units and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”));

(12) Ownership of the Operating Subsidiary. The Partnership owns, and at the Closing Date and each Option Closing Date, if any, will own, directly or indirectly, all of the issued and outstanding membership interests in the Operating Subsidiary; such membership interests have been duly authorized and validly issued in accordance with the Organizational Document of the Operating Subsidiary and are fully paid (to the extent required by the Organizational Document of the Operating Subsidiary) and nonassessable (except as nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns all such membership interests free and clear of all Liens.

(13) No Other Subsidiaries. Other than its ownership interests in the Operating Subsidiary, the Partnership does not own, and at the Closing Date and each Option Closing Date, if any, will not own, directly or indirectly, an equity interest in any corporation, partnership, limited liability company, joint venture, association or other entity. Other than its ownership interest in the Partnership and its indirect ownership interests in the Operating Subsidiary, the General Partner does not own, and at the Closing Date and each Option Closing Date, if any, will not own, directly or indirectly, an equity interest in any corporation, partnership, limited liability company, joint venture, association or other entity.

(14) Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by each of the Partnership Entities.

(15) Authorization and Enforceability of Other Agreements.

(A) The General Partner Agreement has been duly authorized, executed and delivered by the GP Members and is a valid and legally binding agreement of each of the GP Members, enforceable against each of the GP Members in accordance with its terms;

(B) The Partnership Agreement has been duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms;

(C) The limited liability company agreement of the Operating Subsidiary has been duly authorized, executed and delivered by the Partnership and is a valid and legally binding agreement of the Partnership, enforceable against the Partnership in accordance with its terms; and

(D) The Purchase and Sale Agreement dated March 19, 2012 (the “Purchase Agreement”), by and between Prize Petroleum, LLC, Prize Pipeline, LLC and the Operating Subsidiary has been duly authorized, executed and delivered by the Operating Subsidiary and is a valid and legally binding agreement of the Operating Subsidiary, enforceable against the Operating Subsidiary in accordance with its terms;

provided that the enforceability of each agreement described in paragraphs (A) though (D) above may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing. The agreements described in clauses (A) through (D) above of this Section 1(15) are sometimes referred to individually as an “Operative Document” and, collectively, as the “Operative Documents.”

(16) Authorization of Partnership Securities. At the Closing Date and each Option Closing Date, if any, the Partnership Securities to be sold by the Partnership pursuant to this Agreement, and the limited partner interests represented thereby, will be duly authorized in accordance with the Partnership Agreement and, when issued by the Partnership and delivered to the Underwriters against payment therefor in accordance with this Agreement, will be validly issued, fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Section 17-303, 17-607 or 17-804 of the Delaware LP Act).

(17) Description of Securities. The Common Units and the Partnership Agreement conform in all material respects to all of the statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus, as applicable.

(18) Absence of Defaults and Conflicts. None of the Partnership Entities is in violation of its Organizational Documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any Partnership Document, except (solely in the case of Partnership Documents other than Subject Instruments) for such defaults that would not result in a Material Adverse Effect. The execution, delivery and performance of this Agreement and the Purchase Agreement and the consummation of the transactions contemplated herein (including the sale of the

Selling Unitholder Securities, the issuance and sale of the Partnership Securities and the use of the proceeds from the sale of the Partnership Securities as described in the Statutory Prospectus and the Prospectus under the caption “Use of Proceeds”) and in the Purchase Agreement and compliance by the Partnership Entities with their obligations under this Agreement and the Purchase Agreement do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any Lien upon any property or assets of any of the Partnership Entities pursuant to, any Partnership Documents, except (solely in the case of Partnership Documents other than Subject Instruments) for such conflicts, breaches, defaults or Liens that would not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the Organizational Documents of any of the Partnership Entities or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over any of the Partnership Entities or any of their respective assets, properties or operations, except for such violations of any applicable law, statute, rule, regulations, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over any of the Partnership Entities or any of their respective assets, properties or operations that would not, individually or in the aggregate, result in a Material Adverse Effect.

(19) Absence of Labor Dispute. To the knowledge of the Partnership Entities, no labor dispute with the employees of Quantum Resources Management, LLC (“Quantum Resources Management”) exists or is imminent, and the Partnership Entities are not aware of any existing or imminent labor disturbance by the employees of any of the principal suppliers, manufacturers, customers or contractors of any of the Partnership Entities that, in any such case, may reasonably be expected to result in a Material Adverse Effect.

(20) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Partnership Entities, threatened, against or affecting any of the Partnership Entities that is required to be disclosed in the Registration Statement, the Statutory Prospectus or the Prospectus (other than as so disclosed therein), or that would reasonably be expected to result in a Material Adverse Effect, or that would reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement or the performance by the Partnership Entities of their respective obligations under this Agreement.

(21) Accuracy of Descriptions and Exhibits. The information included in the Statutory Prospectus and the Prospectus (i) under the captions “Provisions of our Partnership Agreement Relating to Cash Distributions and the Management Incentive Fee,” “Certain Relationships and Related Party Transactions,” “Conflicts of Interest and Fiduciary Duties,” “Description of the Common Units,” “The Partnership Agreement,” and “Material Tax Consequences” and (ii) incorporated by reference from the Partnership’s Annual Report on Form 10-K under the captions “Business—Environmental and Occupational Safety and Health Matters,” “Business—Other

Regulation of the Oil and Natural Gas Industry” (and any similar information contained in each Permitted Free Writing Prospectus), in each case to the extent that it constitutes matters of law, summaries of legal matters, summaries of provisions of the Operative Documents or any other instruments or agreements, summaries of legal proceedings, or legal conclusions, is correct in all material respects; all descriptions contained in the Registration Statement, the General Disclosure Package and the Prospectus of any Partnership Documents are accurate in all material respects; and there are no franchises, contracts, indentures, mortgages, deeds of trust, loan or credit facilities, bonds, notes, debentures, evidences of indebtedness, leases or other instruments, agreements or documents required to be described or referred to in the Registration Statement, the Statutory Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that have not been so described and filed as required.

(22) Absence of Further Requirements. (A) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (B) no waiver or consent under any Subject Instrument, and (C) no authorization, approval, vote or other consent of any other person or entity, is necessary or required for (x) the execution, delivery or performance by any of the Partnership Entities of this Agreement, (y) the offering, issuance, sale or delivery by the Partnership of the Partnership Securities hereunder, or (z) the consummation of any of the other transactions contemplated by this Agreement, in each case on the terms contemplated by the Registration Statement, the General Disclosure Package and the Prospectus, except (i) such as have been obtained under the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations, (ii) such as may be required under state securities laws or by FINRA or (iii) such that, with respect to clause (z) above, if not obtained, would not, individually or in the aggregate, result in a Material Adverse Effect.

(23) Possession of Licenses and Permits. Each of the Partnership Entities possesses, and at the Closing Date and each Option Closing Date, if any, will possess, such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct its business in the manner described in the Registration Statement, the General Disclosure Package and the Prospectus; the Partnership Entities are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, individually or in the aggregate, have a Material Adverse Effect; the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, individually or in the aggregate, have a Material Adverse Effect; and none of the Partnership Entities has received any notice of proceedings relating to the revocation or modification of any Governmental Licenses that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(24) Title to Properties and Assets. The Partnership Entities have, and at the Closing Date and each Option Closing date will have, (A) legal, valid and defensible title to the interests in the oil and natural gas properties supporting the estimates of its net proved reserves contained in the Registration Statement, the General Disclosure Package and the Prospectus, (B) good and marketable title in fee simple to all real property owned by them, other than the oil and natural gas properties covered by clause (A), and (C) good and marketable title to all other property and assets owned by them, in each case free and clear of all Liens, except such as described in the Registration Statement, the General Disclosure Package and the Prospectus or such as do not, individually or in the aggregate, materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Partnership Entities; all real property, buildings and other improvements, and equipment and other property held under lease or sublease by any of the Partnership Entities is held by them under valid, subsisting and enforceable leases or subleases, as the case may be, with, solely in the case of leases or subleases relating to real property and buildings or other improvements, such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings or other improvements by the Partnership Entities, and all such leases and subleases are in full force and effect; and none of the Partnership Entities has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Partnership Entities under any of the leases or subleases mentioned above or affecting or questioning the rights of the Partnership Entities to the continued possession of the leased or subleased premises under any such lease or sublease except for such claims that, if successfully asserted, would not, individually or in the aggregate, have a Material Adverse Effect.

(25) Rights of Way. Each of the Partnership Entities has, and on the Closing Date and each Option Closing Date, if any, will have, such consents, easements, rights-of-way or licenses from any person (collectively, “rights-of-way”) as are necessary to conduct its business in the manner described in the Registration Statement, the General Disclosure Package and the Prospectus, subject to such qualifications as may be set forth in the Registration Statement, the General Disclosure Package and the Prospectus, except for such rights-of-way the failure of which to obtain, would not result in, individually or in the aggregate, a Material Adverse Effect; and each of the Partnership Entities has fulfilled and performed all of its material obligations with respect to such rights-of-way and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such rights-of-way, except for such failures to perform, revocations, termination and impairments that would not reasonably be expected to have a Material Adverse Effect upon the ability of the Partnership Entities, taken as a whole, to conduct their businesses in all material respects as currently conducted and as contemplated in the General Disclosure Package, subject in each case to such qualifications as may be set forth in the General Disclosure Package.

(26) Investment Company Act. None of the Partnership Entities is, and upon the issuance and sale of the Securities to the Underwriters as herein contemplated and the application of the net proceeds therefrom as described in the Statutory Prospectus and the Prospectus under “Use of Proceeds,” none of the Partnership Entities will be, an “investment company” or an entity “controlled” by an “investment company” as such terms are defined in the 1940 Act.

(27) Environmental Laws. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus and except as would not, individually or in the aggregate, result in a Material Adverse Effect, (A) none of the Partnership Entities or, to the knowledge of the Partnership Entities, Quantum Resources Management, is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Partnership Entities have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against any of the Partnership Entities or, to the knowledge of the Partnership Entities and Quantum Resources Management, relating to the Prize Properties and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, relating to Hazardous Materials or any Environmental Laws against or affecting any of the Partnership Entities.

(28) Absence of Registration Rights. There are no persons with registration rights or other similar rights to have any securities (debt or equity) registered pursuant to the Registration Statement or included in the offering contemplated by this Agreement or otherwise registered by the Partnership under the 1933 Act, and there are no persons with tag-along rights or other similar rights to have any securities (debt or equity) included in the offering contemplated by this Agreement or sold in connection with the sale of Securities pursuant to this Agreement, except in each case as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus and that have been complied with or waived in writing.

(29) Parties to Lock-Up Agreements. Each of the parties listed on Schedule 3 hereto has executed and delivered to the Representatives a lock-up agreement in the form attached as Exhibit A hereto (the “Lock-Up Agreement”).

(30) Listing on the New York Stock Exchange. The Selling Unitholder Securities have been approved for listing on the NYSE and the Partnership Securities have been approved for listing on the NYSE, subject to official notice of issuance.

(31) FINRA Matters. To the knowledge of the Partnership Entities, there are no affiliations or associations between any member of FINRA and the Partnership, the General Partner, any of the General Partner’s officers or directors or the Partnership’s 5% or greater security holders, except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(32) Tax Returns. The Partnership Entities have filed all foreign, federal, state and local tax returns that are required to be filed or have requested extensions thereof, except where the failure so to file would not, individually or in the aggregate, have a Material Adverse Effect, and have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against any of them, to the extent that any of the foregoing is due and payable, except for any such tax, assessment, fine or penalty that is currently being contested in good faith by appropriate actions and except for such taxes, assessments, fines or penalties the nonpayment of which would not, individually or in the aggregate, have a Material Adverse Effect.

(33) Insurance. The Partnership Entities are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and any fidelity or surety bonds insuring the Partnership Entities or their respective businesses, assets, employees, officers and directors are in full force and effect; and the Partnership Entities are in compliance with the terms of such policies and instruments in all material respects.

(34) Books and Records. Each of the Partnership Entities (A) makes and keeps books, records and accounts that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets and; (B) except as described in the Registration Statement, the Statutory Prospectus and the Prospectus, maintains and has maintained effective internal control over financial reporting as defined in Rule 13a-15 under the 1934 Act Regulations and a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for their assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(35) Accounting Controls. Except as described in the Registration Statement, the Statutory Prospectus and the Prospectus, since December 31, 2011, the Partnership Entities (A) have not been advised by PricewaterhouseCoopers LLP of (i) any significant deficiencies in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect the ability of the Partnership Entities to record, process, summarize and report financial data, or any material weaknesses in internal control over financial reporting affecting the Partnership Entities, or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal control over financial reporting of the Partnership Entities, and (B) there has been no change in the Partnership Entities’ internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Partnership Entitites’ internal control over financial reporting.

(36) Disclosure Controls. (A) The Partnership has established and maintains disclosure controls and procedures (to the extent required by and as such term is defined in Rule 13a-15 under the Exchange Act), (B) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Partnership in the reports it has filed or will file or submit under the Exchange Act, as applicable, is accumulated and communicated to management of the Partnership, including the General Partner’s respective principal executive officers and principal financial officers, as appropriate, to allow timely decisions regarding required disclosure to be made and (C) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established to the extent required by Rule 13a-15 of the Exchange Act.

(37) Compliance with the Sarbanes-Oxley Act. The Partnership and each of the officers and directors of the General Partner, in their capacities as such, are in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act with which any of them is required to comply, including Section 402 related to loans.

(38) Absence of Manipulation. None of the Partnership Entities has taken and none of the Partnership Entities will take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Securities.

(39) No Right of First Refusal. The issuance and sale of the Partnership Securities to be sold by the Partnership to the Underwriters pursuant to this Agreement are not subject to any preemptive rights, rights of first refusal or other similar rights of any securityholder of the Partnership, except in each case as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus and that have been waived in writing.

(40) Statistical, Demographic or Market-Related Data. Any statistical, demographic or market-related data included in the Registration Statement, the General Disclosure Package or the Prospectus is based on or derived from sources that the Partnership Entities believe to be reliable and accurate and all such data included in the Registration Statement, the General Disclosure Package or the Prospectus accurately reflects the materials upon which it is based or from which it was derived.

(41) Foreign Corrupt Practices Act. None of the Partnership Entities nor, to the knowledge of the Partnership Entities, any director, officer, agent, employee, affiliate or other person acting on behalf of any of the Partnership Entities is aware of or has taken any action, directly or indirectly, that has resulted or would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Partnership Entities and, to the knowledge of the Partnership Entities, the other affiliates of the Partnership Entities have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and that are reasonably expected to continue to ensure, continued compliance therewith.

(42) Money Laundering Laws. The operations of the Partnership Entities are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Partnership Entities with respect to the Money Laundering Laws is pending or, to the knowledge of the Partnership Entities, threatened.

(43) OFAC. None of the Partnership Entities nor, to the knowledge of the Partnership Entities, any director, officer, agent, employee, affiliate or other person acting on behalf of any of the Partnership Entities is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Partnership will not directly or indirectly use any of the proceeds received by the Partnership from the sale of the Partnership Securities contemplated by this Agreement, or lend, contribute or otherwise make available any such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(44) Lending Relationship. Except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, (A) none of the Partnership Entities has any outstanding borrowings from or any material lending or other relationship with any bank or other lending institution affiliated with any of the Underwriters, and (B) none of the Partnership Entities intends to use any of the proceeds from the sale of the Partnership Securities to repay any debt owed to any Underwriter or any affiliate of any Underwriter.

(45) Related Party Transactions. There are no business relationships or related party transactions involving any of the Partnership Entities or, to the knowledge of the Partnership Entities, any other person or entity that are required to be described in the Statutory Prospectus or the Prospectus that have not been described as required.

(46) ERISA. (A) Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”), for which the Partnership or any member of its “Controlled Group” (defined as an organization that is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each a “Plan”) has been maintained in compliance with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the

Code; (B) with respect to each Plan subject to Title IV of ERISA (i) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, (ii) no “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, has occurred or is reasonably expected to occur, (iii) the fair market value of the assets under each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan) and (iv) neither the Partnership or any member of its Controlled Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan,” within the meaning of Section 4001(c)(3) of ERISA); and (C) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, that would cause the loss of such qualification.

(47) No Prohibition on Dividends by Subsidiaries. None of the Partnership Entities is prohibited, directly or indirectly, from making distributions with respect to its equity securities, from repaying any debt owed to any other Partnership Entity, or from transferring any of its property or assets to the Partnership or any other Partnership Entity, except as described in the Registration Statement, General Disclosure Package and the Prospectus.

(48) XBRL. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(49) The Partnership does not have any outstanding debt securities rated by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2).

In addition, any certificate signed by any officer of the General Partner and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Partnership, the General Partner, or both of them, as applicable, to each Underwriter as to the matters covered thereby.

(b) Representations and Warranties of the Selling Unitholders. Each of the Selling Unitholders, severally and not jointly, represents and warrants to and agrees with each of the Underwriters that:

(1) No Material Misstatements or Omissions. All written information relating to each of the Selling Unitholders furnished or confirmed by or on behalf of any of the Selling Unitholders for use in the Registration Statement, the Statutory Prospectus or the Prospectus is, and will be on the Closing Date, true, complete and correct, and the Selling Unitholders are not prompted to sell the Selling Unitholder Securities under this Agreement by any material information concerning the Partnership Entities which is not set forth in the Registration Statement, the Statutory Prospectus and the Prospectus.

(2) No Use of Free Writing Prospectus. None of the Selling Unitholders nor any person acting on behalf of the Selling Unitholders (other than, if applicable, the Partnership and the Underwriters) have used or referred to any “free writing prospectus” (as defined in Rule 405) relating to the Securities.

(3) Ownership of Selling Unitholder Securities. Each of the Selling Unitholders has, and immediately prior to the delivery of the Selling Unitholder Securities on the Closing Date, each of the Selling Unitholders will have, good and valid title to the Selling Unitholder Securities to be sold by each such Selling Unitholder hereunder on the Closing Date, free and clear of all Liens.

(4) Underwriters Are Protected Purchasers. Upon payment for the Selling Unitholder Securities to be sold by the Selling Unitholders, delivery of such Selling Unitholder Securities, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”), registration of such Selling Unitholder Securities in the name of Cede or such other nominee by the Partnership and DTC indicating by book entry on its records that such Selling Unitholder Securities have been credited to securities accounts maintained by the several Underwriters at DTC and payment therefor in accordance with this Agreement, the several Underwriters will acquire a security entitlement with respect to such Selling Unitholder Securities and, under the New York UCC, an action based on an adverse claim to such Selling Unitholder Securities, whether framed in conversion, replevin, constructive trust, equitable lien or other theory, may not be asserted against the several Underwriters with respect to such security entitlement. For purposes of this representation, the Selling Unitholders may assume that when such payment, delivery, registration and crediting occur, (A) such Selling Unitholder Securities will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Partnership’s unit registry in accordance with the Partnership Agreement and applicable law, (B) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC, (C) none of DTC or the Underwriters have “notice of an adverse claim” (as defined in Section 8-105 of the UCC) to the Selling Unitholder Securities, and (D) appropriate book entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC).

(5) Formation and Good Standing of the Selling Unitholders. Each of the Selling Unitholders has been duly formed and is validly existing as a limited partnership or limited liability company, as the case may be, and is in good standing under the laws of the State of Delaware with limited partnership or limited liability company power and authority to execute and deliver, and incur and perform all of its obligations under this Agreement and to sell and deliver the Selling Unitholder Securities to be sold by such Selling Unitholder in accordance with and upon the terms and conditions set forth in this Agreement

(6) Power and Authority. On the Closing Date, each of the Selling Unitholders will have all requisite power and authority to sell and deliver the Selling Unitholder Securities to be sold by such Selling Unitholder hereunder, in accordance with and upon the terms and conditions set forth in this Agreement, the Partnership

Agreement, the General Disclosure Package and the Prospectus. On the Closing Date, all action required to be taken by each of the Selling Unitholders or its partners or members for the sale and delivery of the Selling Unitholder Securities, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby shall have been validly taken.

(7) Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by each of the Selling Unitholders.

(8) No Conflicts. None of the offering and sale of the Selling Unitholder Securities by the Selling Unitholders, the execution, delivery and performance of this Agreement by the Selling Unitholders, or the consummation of the transactions contemplated hereby (i) conflicts with or will conflict with, or constitutes or will constitute a violation of, the provisions of the certificate of limited partnership, certificate of formation, limited partnership agreement or limited liability company agreement, as applicable, of the Selling Unitholders, (ii) conflicts or will conflict with, or constitutes or will constitute a breach or violation of or a default under (or an event that, with notice or lapse of time or both, would constitute such a breach or violation of or default under), any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Selling Unitholder are a party, by which any of the Selling Unitholders is bound or to which the properties or assets of any of the Selling Unitholders is subject, (iii) violates or will violate any statute, law, ordinance, regulation, order, judgment, decree or injunction of any court or governmental agency or body to which the Selling Unitholders or any of their properties or assets are or may be subject or (iv) results or will result in the creation or imposition of any Lien upon any property or assets of the Selling Unitholders, except for such conflicts, breaches, violations, defaults or Liens, in the case of clauses (ii), (iii) or (iv), as would not, individually or in the aggregate, have a material adverse effect on the Selling Unitholders or materially impair the ability of the Selling Unitholders to perform their obligations under this Agreement.

(9) Absence of Further Requirements. (A) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign and (B) no authorization, approval, vote or other consent of any other person or entity, is necessary or required for (x) the execution, delivery or performance by any of the Selling Unitholders of this Agreement, (y) the sale or delivery by any of the Selling Unitholders of the Selling Unitholder Securities hereunder, or (z) the consummation of any of the other transactions contemplated by this Agreement, in each case on the terms contemplated by the Registration Statement, the General Disclosure Package and the Prospectus, except (i) such as have been obtained under the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations or (ii) such as may be required under state securities laws or by FINRA.

(10) Absence of Manipulation. None of the Selling Unitholders have taken and none of the Selling Unitholders will take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Securities.

(11) No Right of First Refusal. None of the Selling Unitholders have any preemptive rights, rights of first refusal or other similar rights to purchase or otherwise acquire any of the Securities to be sold to the Underwriters pursuant to this Agreement, except in each case as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus and that have been waived in writing.

In addition, any certificate signed by any Selling Unitholder and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Securities shall be deemed to be a representation and warranty by such Selling Unitholder, as to matters covered thereby, to each Underwriter.

SECTION 2. Sale and Delivery to Underwriters; Closing.

(a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Partnership agrees to issue and sell, and each of the Selling Unitholders agrees to sell, severally and not jointly, to the respective Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Partnership and the Selling Unitholders, the number of Initial Securities set forth opposite the name of such Underwriter on Schedule 1 hereto, plus any additional number of Initial Securities that such Underwriter may become obligated to purchase pursuant to the provisions of Section 11 hereof, subject, in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional Common Units, in each case at a purchase price of $[•] per Common Unit (the “Purchase Price”).

(b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Partnership hereby grants to the several Underwriters an option to purchase, ratably in accordance with the number of Initial Securities to be purchased by each Underwriter, all or a portion of the Option Securities at a price equal to the Purchase Price (the “Over-Allotment Option”); provided that the price per unit for any Option Securities shall be reduced by an amount per unit equal to any dividends or distributions declared by the Partnership and payable or paid on the Initial Securities but not payable on such Option Securities. The Over-Allotment Option will expire at the close of business on the 30th day after the date hereof (such thirty-day period, the “Option Period”) and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments that may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Partnership setting forth the number of Option Securities as to which the Underwriters are then exercising the Over-Allotment Option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (an “Option Closing Date”) shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of the Over-Allotment Option, nor in any event prior to the Closing Date, as hereinafter defined. If the Over-Allotment Option is exercised as to all or any portion of the Option Securities, the Partnership will sell to the Underwriters that number of Option Securities as to which the Underwriters are exercising the Over-Allotment Option, and the Underwriters’ respective obligations to purchase any such Option Securities are several in proportion to the number of Initial Securities set forth opposite their respective names on Schedule 1 hereto, including any additional number of Initial Securities that such Underwriter was obligated to purchase pursuant to the provisions of Section 11 hereof, subject to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional Common Units.

(c) Payment and Delivery. Payment of the purchase price for, and delivery of, the Initial Securities shall be made to the Partnership and each of the Selling Unitholders at the offices of Vinson & Elkins LLP, 1001 Fannin Street, Suite 2500, Houston, Texas 77002, or at such other place as shall be agreed upon by the Representatives, the Selling Unitholders and the Partnership, at 9:00 A.M. (Eastern time) on April [•], 2012 (unless postponed in accordance with the provisions of Section 11), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Partnership (such time and date of payment and delivery being herein called “Closing Date”).

In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of, such Option Securities shall be made at 9:00 A.M. (Eastern time) at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Partnership, on each Option Closing Date as specified in the notice from the Representatives to the Partnership.

Payment of the purchase price for the Initial Securities and the Option Securities, if any, shall be made to the accounts specified by the Partnership and the Selling Unitholders by wire transfer of immediately available funds against delivery of the Securities to the Representatives through the facilities of The Depository Trust Company (“DTC”) for the respective accounts of the Underwriters. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, that it has agreed to purchase.

SECTION 3. Covenants of the Partnership.

The Partnership covenants with each Underwriter as follows:

(a) Compliance with Securities Regulations and Commission Requests. The Partnership, subject to Section 3(b), will comply with the requirements of Rule 430A and Rule 433 and will notify the Representatives immediately, and confirm the notice in writing, (i) when the Initial Registration Statement, any Rule 462(b) Registration Statement or any post-effective amendment to the Registration Statement shall become effective, and when the Statutory Prospectus, any other preliminary prospectus, the Prospectus or any Issuer Free Writing Prospectus or any amendments or supplements thereto shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Statutory Prospectus, any other preliminary prospectus, the Prospectus or any Issuer Free Writing Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the Statutory Prospectus, any other preliminary prospectus, the Prospectus or any Issuer Free Writing Prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the loss or suspension of any exemption from any such qualification, or of the initiation or threatening of any proceedings for any of such purposes, or of any examination pursuant to Section 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Partnership becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities. The Partnership will make every reasonable effort to prevent the issuance of any stop order, the suspension of any qualification of the Securities for offering or sale and any loss or suspension of any exemption from any such qualification, and if any such stop order is issued or any such suspension or loss occurs, to obtain the lifting thereof at the earliest possible moment.

(b) Filing of Amendments. The Partnership will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)) or any amendment, supplement or revision to the prospectus included in the Registration Statement at the time it became effective, the Statutory Prospectus, any other preliminary prospectus, the Prospectus, whether pursuant to the 1933 Act or otherwise, or (without limitation to the provisions of Section 17 of this Agreement) any Issuer Free Writing Prospectus or any amendment or supplement thereto, and will furnish the Representatives with copies of any such documents within a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall object.

(c) Delivery of Registration Statements. The Partnership has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith) and signed copies of all consents and certificates of experts.

(d) Delivery of Prospectuses. The Partnership has delivered to each Underwriter, without charge, as many copies of the Statutory Prospectus, each other preliminary prospectus and any Issuer Free Writing Prospectuses prepared prior to the date of this Agreement and amendments or supplements thereto prepared prior to the date of this Agreement as such Underwriter reasonably requested, and the Partnership hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Partnership will furnish to each Underwriter, without charge, such number of copies of the documents constituting the General Disclosure Package, any Issuer Free Writing Prospectuses prepared on or after the date of this Agreement and the Prospectus (and any amendments or supplements thereto) as such Underwriter may reasonably request.

(e) Continued Compliance with Securities Laws. The Partnership will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act or the 1933 Act Regulations to be delivered in connection with sales of the Securities (including, without limitation, pursuant to Rule 173), any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Partnership, to amend the Registration Statement or amend or supplement the General Disclosure Package or the Prospectus in order that such General Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the General Disclosure Package or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Partnership will promptly prepare and file with the Commission, subject to Section 3(b) hereof, such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the General Disclosure Package or the Prospectus comply with such requirements, and the Partnership will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted, conflicts or would conflict with the information contained in the Registration Statement or included, includes or would include an untrue statement of a material fact or omitted, omits or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances, prevailing at that subsequent time, not misleading, the Partnership will promptly notify the Representatives, and the Partnership will, subject to Section 3(b) hereof, promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(f) Blue Sky Qualifications. The Partnership will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect for so long as required for the distribution of the Securities (but in no event for less than one year from the date of this Agreement); provided, however, that the Partnership shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Partnership will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification for so long as required for the distribution of the Securities (but in no event for less than one year from the date of this Agreement).

(g) Rule 158. The Partnership will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(h) Use of Proceeds. The Partnership will use the Net Proceeds received by it from the sale of the Partnership Securities and the Option Securities, if any, in the manner specified in the Statutory Prospectus and the Prospectus under “Use of Proceeds.”

(i) Listing. The Partnership will use its best efforts to effect the listing of the Partnership Securities on the NYSE and to maintain the listing of the Common Units, including the Securities, on the NYSE.

(j) Restriction on Sale of Securities. Except as set forth in this Agreement, during the period beginning on and including the date of this Agreement through and including the date that is the 60th day after the date of this Agreement (such period, as the same may be extended pursuant to the provisions set forth in the next sentence, is hereinafter called the “Lock-Up Period”), the Partnership Entities will not, without the prior written consent of Barclays Capital Inc., directly or indirectly:

(1) issue, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any Common Units or any securities convertible into or exercisable or exchangeable for Common Units, except that the Partnership may issue Common Units or any securities convertible or exchangeable into Common Units as payment of any part of the purchase price for businesses that are acquired by the Partnership; provided that any recipient of such Common Units must agree in writing to be bound by the terms of this Section 3(j) for the remaining term of the Lock-Up Period;

(2) file or cause the filing of any registration statement under the 1933 Act with respect to any Common Units or any securities convertible into or exercisable or exchangeable for any Common Units (other than (i) any Rule 462(b) Registration Statement filed to register Securities to be sold to the Underwriters pursuant to this Agreement), (ii) any registration statement on Form S-8 to register Common Units or options to purchase Common Units pursuant to the QRE GP, LLC Long-Term Incentive Plan (the “LTIP”), (iii) any registration statement in connection with the entrance by the Partnership into a definitive agreement relating to the acquisition of a business as contemplated by Section 3(j)(1), (iv) any registration statement filed to register the resale of the Common Units into which the Class C Convertible Preferred Units may be converted or (v) any registration statement on Form S-3; or

(3) enter into any swap or other agreement, arrangement or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of any Common Units or any securities convertible into or exercisable or exchangeable for any Common Units, whether any transaction described in (1) or (3) above is to be settled by delivery of Common Units, other securities, in cash or otherwise.

(k) Reporting Requirements. The Partnership, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1933 Act Regulations (including, without limitation, pursuant to Rule 173), will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

(l) Preparation of Prospectus. Immediately following the execution of this Agreement, the Partnership will, subject to Section 3(b) hereof, prepare the Prospectus containing the Rule 430A Information and other selling terms of the Securities, the plan of distribution thereof and such other information as may be required by the 1933 Act or the 1933 Act Regulations or as the Representatives and the Partnership may deem appropriate, and will file the Prospectus with the Commission in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)).

SECTION 4. Covenants of the Selling Unitholders.

Each of the Selling Unitholders covenants with each Underwriter as follows:

(a) Restriction on Sale of Securities. Except as set forth in this Agreement, during Lock-Up Period, none of the Selling Unitholders will, without the prior written consent of Barclays Capital Inc., directly or indirectly:

(1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any Common Units or any securities convertible into or exercisable or exchangeable for Common Units, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition; or

(2) enter into any swap or other agreement, arrangement or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of any Common Units or any securities convertible into or exercisable or exchangeable for any Common Units, whether any transaction described in (1) or (2) above is to be settled by delivery of Common Units, other securities, in cash or otherwise.

(b) Free Writing Prospectuses. None of the Selling Unitholders will use or refer to, or permit any person acting on such Selling Unitholders’ behalf (other than, if applicable, the Partnership and the Underwriters) to use or refer to, any “free writing prospectus” (as defined in Rule 405) relating to the Securities.

(c) Market Stabilization. None of the Selling Unitholders will take, directly or indirectly, any action that would constitute, that is designed to cause or result in, or that could reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of any Partnership Entity to facilitate the sale or resale of the Securities.

(d) W-9 Delivery. Each of the Selling Unitholders will deliver to the Representatives prior to the Closing Date a properly completed and executed United States Treasury Department Form W-9 or other applicable form.

(e) FINRA. Each of the Selling Unitholders will cooperate and furnish such information as may be necessary for any filing for review of the public offering of the Securities by FINRA.

(f) Transfer Taxes. Each of the Selling Unitholders will pay all applicable state transfer taxes, if any, involved in the transfer to the Underwriters of the Selling Unitholder Securities to be purchased by the Underwriters from such Selling Unitholder.

SECTION 5. Payment of Expenses.

(a) Expenses. The Partnership will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the word processing, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any capital duties, stamp duties or other duties or taxes payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the counsel, accountants and other advisors to the Partnership, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplements thereto, (vi) the printing and delivery to the Underwriters of copies of the Statutory Prospectus, any other preliminary prospectus, any Permitted Free Writing Prospectus, the documents constituting each General Disclosure Package, and the Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of any Blue Sky Survey and any supplements thereto, (viii) the fees and expenses of the transfer agent and registrar for the Securities, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters, in an amount not to exceed $20,000, in connection with, the review by FINRA of the terms of the sale of the Securities, (x) the costs and expenses relating to investor presentations and any roadshow undertaken in connection with the marketing of Securities, including, without limitation, expenses associated with the production of roadshow slides and graphics and any electronic roadshows, fees and expenses of any consultants engaged in connection with the roadshow presentation or any persons or entities engaged to host any electronic roadshow, travel and other travel expenses and lodging expense of the representatives and officers of the Partnership Entities and any such consultants and one-half of the costs and expenses of aircraft chartered in connection with the roadshow, (xi) the fees and expenses incurred in connection with the listing of the Securities on the NYSE and (xii) all costs and expenses of the Underwriters, including the reasonable fees and disbursements of counsel for the Underwriters, and all other costs and expenses in connection with matters related to the Reserved Securities and the establishment and administration of the program for the sale of the Reserved Securities.

(b) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 6(o) or Section 10(a)(i) hereof, the Partnership shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

SECTION 6. Conditions of Underwriters’ Obligations.

The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Partnership Entities and the Selling Unitholders contained in this Agreement or in certificates of any officer of any of the Partnership Entities or the Selling Unitholders delivered pursuant to the provisions hereof, to the performance by the Partnership Entities and the Selling Unitholders of their respective covenants and other obligations hereunder, and to the following further conditions:

(a) Effectiveness of Registration Statement. The Initial Registration Statement, and any Rule 462(b) Registration Statement, shall have become effective and at the Closing Date (or the applicable Option Closing Date, as the case may be) no stop order suspending the effectiveness of the Initial Registration Statement or any Rule 462(b) Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or, to the knowledge of the Partnership, threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with or otherwise resolved with the Commission to the reasonable satisfaction of the Underwriters. The Prospectus shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) (without reliance upon Rule 424(b)(8)) and each Issuer Free Writing Prospectus required to be filed with the Commission shall have been filed in the manner and within the time period required by Rule 433, and prior to the Closing Date.

(b) Opinions of Counsels for Partnership. At the Closing Date, the Representatives shall have received the favorable opinions, dated as of the Closing Date, of (i) Vinson & Elkins LLP, counsel for the Partnership (“Partnership Counsel”), in form and substance satisfactory to counsel for the Underwriters, to the effect set forth in Exhibit D hereto, together with signed or reproduced copies of such opinion for each of the other Underwriters, and (ii) Gregory S. Roden, General Counsel for the Partnership, in form and substance satisfactory to counsel for the Underwriters, to the effect set forth in Exhibit E hereto, together with signed or reproduced copies of such opinion for each of the other Underwriters.

(c) Opinion of Counsel for the Selling Unitholders. At the Closing Date, the Representatives shall have received the favorable opinion, dated as of the Closing Date, of Latham & Watkins LLP, counsel for the Selling Unitholders, in form and substance satisfactory to counsel for the Underwriters, to the effect set forth in Exhibit F hereto, together with signed or reproduced copies of such opinion for each of the other Underwriters.

(d) Opinion of Counsel for Underwriters. At the Closing Date, the Representatives shall have received the favorable opinion, dated as of the Closing Date, of Andrews Kurth LLP, counsel for the Underwriters, together with signed or reproduced copies of such opinion for each of the other Underwriters, with respect to such matters as the Underwriters may reasonably require. In giving such opinion such counsel may rely without investigation, as to all matters governed by the laws of any jurisdictions other than the law of the State of New York, the federal law of the United States and the Delaware Revised Uniform Limited Partnership Act, upon the opinions of counsel satisfactory to the Representatives.

(e) Officers’ Certificate of the Partnership Entities. At the Closing Date and each Option Closing Date, if any, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus (in each case, exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), any material adverse change in the condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Partnership and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and, at the Closing Date, the Representatives shall have received a certificate of the Chairman, the President, the Chief Executive Officer or an Executive Vice President or Senior Vice President of the General Partner (or persons holding similar positions, as applicable) and of the Chief Financial Officer or Chief Accounting Officer of the General Partner (or persons holding similar positions, as applicable), dated as of Closing Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the Partnership Entities in this Agreement are true and correct with the same force and effect as though expressly made at and as of Closing Date, (iii) the Partnership Entities have complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date under or pursuant to this Agreement, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to their knowledge, are contemplated by the Commission.

(f) Officers’ Certificate of the Selling Unitholders. At the Closing Date, the Representatives shall have received a certificate, dated as of Closing Date, signed by or on behalf of each Selling Unitholder, to the effect that (i) the representations and warranties of such Selling Unitholder in this Agreement are true and correct with the same force and effect as though expressly made at and as of Closing Date, and (ii) such Selling Unitholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date under or pursuant to this Agreement.

(g) Officer’s Certificate of the Chief Financial Officer of the General Partner. At the time of the execution of this Agreement and on the Closing Date, the Representatives shall have received a certificate, signed by the Chief Financial Officer of the General Partner, in form and substance satisfactory to the Representatives, addressing certain matters not addressed in the comfort letter of PricewaterhouseCoopers LLP referred to in Section 6(h) below.

(h) Comfort Letters. At the time of the execution of this Agreement, the Representatives shall receive from each of PricewaterhouseCoopers LLP and Miller & Lents, Ltd. a letter, dated the date of this Agreement and in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letters for each of the other Underwriters, containing (i) in the case of the letter of PricewaterhouseCoopers LLP, statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Statutory Prospectus, any Issuer Free Writing Prospectus and the Prospectus, and any amendments or supplements thereto, and (ii) in the case of the letter of Miller & Lents, Ltd., statements and information of the type ordinarily included in reserve engineers’ “comfort letters” to underwriters with respect to the Reserve Report and related reserve information contained in the Registration Statement, the Statutory Prospectus, any Issuer Free Writing Prospectus and the Prospectus, and any amendments or supplements thereto.

(i) Bring-down Comfort Letters. At the Closing Date, the Representatives shall have received from each of PricewaterhouseCoopers LLP and Miller & Lents, Ltd., a letter, dated as of the Closing Date and in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letters for each of the other Underwriters, to the effect that they reaffirm the statements made in the letters furnished pursuant to subsection (g) of this Section.

(j) Approval of Listing. At the Closing Date and each Option Closing Date, if any, the Partnership Securities shall have been approved for listing on the NYSE, subject only to official notice of issuance.

(k) Lock-Up Agreements. Prior to the date of this Agreement, the Representatives shall have received Lock-Up Agreements signed by each of the parties listed on Schedule 2.

(l) No Objection. Prior to the date of this Agreement, FINRA shall have confirmed in writing that it has no objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(m) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their Over-Allotment Option to purchase all or any portion of the Option Securities on any Option Closing Date that is after the Closing Date, the obligations of the several Underwriters to purchase the applicable Option Securities shall be subject to the conditions specified in the introductory paragraph of this Section 6 and to the further condition that, at the applicable Option Closing Date, the Representatives shall have received:

(1) Officers’ Certificate. A certificate, dated such Option Closing Date, to the effect set forth in, and signed by two of the officers specified in, Section 6(e) hereof, except that the references in such certificate to the Closing Date shall be changed to refer to such Option Closing Date.

(2) Opinions of Counsels for the Partnership. The favorable opinions of Vinson & Elkins LLP, counsel for the Partnership, and Gregory S. Roden, General Counsel for the Partnership, in form and substance satisfactory to the Representatives and dated such Option Closing Date, relating to the Option Securities to be purchased on such Option Closing Date and otherwise to the same effect as the opinions required by Section 6(b) hereof.

(3) Opinion of Counsel for the Underwriters. The favorable opinion of Andrews Kurth LLP, counsel for the Underwriters, in form and substance satisfactory to the Representatives and dated such Option Closing Date, relating to the Option Securities to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 6(d) hereof.

(4) Bring-down Comfort Letters. Letters from PricewaterhouseCoopers LLP and Miller & Lents, Ltd., in form and substance satisfactory to the Representatives and dated such Option Closing Date, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 6(h) hereof.

(5) Officer’s Certificate of the Chief Financial Officer of the General Partner. A certificate, signed by the Chief Financial Officer of the General Partner, in form and substance satisfactory to the Representatives and dated such Option Closing Date, addressing certain matters not addressed in the comfort letter of PricewaterhouseCoopers LLP referred to in Section 6(h) above.

(n) Additional Documents. At the Closing Date and each Option Closing Date, if any, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, contained in this Agreement; and all proceedings taken by the Partnership Entities in connection with the issuance and sale of the Partnership Securities and all proceedings taken by the Selling Unitholders in connection with the sale of the Selling Unitholder Securities as herein contemplated and in connection with the other transactions contemplated by this Agreement shall be satisfactory in form and substance to the Representatives.

(o) Termination of Agreement. If any condition specified in this Section 6 shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on an Option Closing Date that is after the Closing Date, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Partnership at any time on or prior to the Closing Date or such Option Closing Date, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 5 hereof and except that, in the case of any termination of this Agreement, Sections 1, 7, 8, 9 and 18 hereof shall survive such termination and remain in full force and effect and except that, in the case of the termination of the obligations of the several Underwriters to purchase any Option Securities on an Option Closing Date that is after the Closing Date, this Agreement shall otherwise survive such termination and remain in full force and effect.

SECTION 7. Indemnification.

(a) Indemnification by the Partnership Entities. The Partnership Entities agree, jointly and severally, to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter, the affiliates of each Underwriter who have, or who are alleged to have, participated in the distribution of the Securities as underwriters, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(1) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact included in the Statutory Prospectus, any other preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto), or any “issuer information” (as defined in Rule 433) filed or required to be filed pursuant to Rule 433(d), or any “road show” (as defined in Rule 433) that does not constitute an Issuer Free Writing Prospectus, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(2) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7(e) below) any such settlement is effected with the written consent of the Partnership; and

(3) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Barclays Capital Inc., reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (1) or (2) above, provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Partnership by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto), or in the Statutory Prospectus, any other preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto), or in any “issuer information” (as defined in Rule 433) filed or required to be filed pursuant to Rule 433(d), or in any “road show” (as defined in Rule 433) that does not constitute an Issuer Free Writing Prospectus. The Underwriters severally confirm and the Partnership Entities acknowledge and agree that (i) the names of the Underwriters and the statements regarding the delivery of the Securities by the Underwriters set forth on the cover pages of the Statutory Prospectus, any other preliminary prospectus and the Prospectus, (ii) the names of the Underwriters in the table in the first paragraph under the caption “Underwriting” in the Registration Statement, the General

Disclosure Package and the Prospectus and (iii) the statements in the first paragraph under the subheading “Discounts,” the second paragraph under the subheading “Lock-Up Agreements,” and the statements set forth under the subheadings “Stabilization” and “Discretionary Accounts,” in each case, appearing under the caption “Underwriting” in the Registration Statement, the General Disclosure Package and the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Partnership by or on behalf of the Underwriters specifically for inclusion in the Registration Statement, or in the Statutory Prospectus, any other preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto), or in any “issuer information” (as defined in Rule 433) filed or required to be filed pursuant to Rule 433(d), or in any “road show” (as defined in Rule 433) that does not constitute an Issuer Free Writing Prospectus (such information, the “Underwriting Information”).

(b) Indemnification by the Selling Unitholders. Each Selling Unitholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter, the affiliates of each Underwriter who have, or who are alleged to have, participated in the distribution of the Securities as underwriters, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact included in the Statutory Prospectus, any other preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto), or any “issuer information” (as defined in Rule 433) filed or required to be filed pursuant to Rule 433(d), or any “road show” (as defined in Rule 433) that does not constitute an Issuer Free Writing Prospectus, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that each Selling Unitholder shall be liable in any such case only to the extent that such loss, liability, claim, damage or expense arises out of, or is based upon, any untrue statement or omission or alleged untrue statement or omission made in the Statutory Prospectus, any other preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto), or in any “issuer information” (as defined in Rule 433) filed or required to be filed pursuant to Rule 433(d), or in any “road show” (as defined in Rule 433) that does not constitute an Issuer Free Writing Prospectus in reliance upon and in conformity with written information concerning such Selling Unitholder furnished to the Partnership by such Selling Unitholder specifically for inclusion therein, which information is limited to the name of such Selling Unitholder, the number of Selling Unitholder Securities to be sold by such Selling Unitholder and the other information with respect to such Selling Unitholder (excluding percentages) set forth in the Prospectus in the table under the caption “Selling Unitholders.” The liability of each Selling Unitholder under the indemnity agreements contained in this Section 7(b) shall be limited to an amount equal to the aggregate proceeds (net of underwriting commissions and discounts but before deducting offering expenses) received by such Selling Unitholder from the sale of the Selling Unitholder Securities pursuant to this Agreement. The foregoing indemnities are in addition to any liability that any Selling Unitholder may otherwise have to any Underwriter or any director, officer, employee, agent, affiliate or controlling person of such Underwriter.

(c) Indemnification by the Underwriters. Each Underwriter severally agrees to indemnify and hold harmless (i) the Partnership, the directors and each of the officers of the General Partner who signed the Registration Statement, and each person, if any, who controls the Partnership within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and (ii) each Selling Unitholder, each Selling Unitholder’s directors and officers, and each person, if any, who controls such Selling Unitholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsections (a) and (b) of this Section 7, as incurred, but only with respect to such untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or the Statutory Prospectus, any other preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto), or in any “issuer information” (as defined in Rule 433) filed or required to be filed pursuant to Rule 433(d), or in any “road show” (as defined in Rule 433) that does not constitute an Issuer Free Writing Prospectus in reliance upon and in conformity with the Underwriting Information furnished to the Partnership by such Underwriter through the Representatives expressly for use therein.

(d) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that it may have otherwise than on account of this indemnity agreement. Counsel to the indemnified parties shall be selected as follows: counsel to the Underwriters, the directors, officers, employees and agents of each Underwriter, the affiliates of each Underwriter who have, or who are alleged to have, participated in the distribution of the Securities as underwriters, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall be selected by Barclays Capital Inc.; counsel to the Partnership, any directors or officers of the General Partner who signed the Registration Statement, and each person, if any, who controls the Partnership within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall be selected by the Partnership; and counsel to the Selling Unitholders, any directors or officers of any Selling Unitholder and persons, if any, who control any Selling Unitholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall be selected by the Selling Unitholders. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for (i) the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Underwriters, the directors, officers, employees and agents of the Underwriters, the affiliates of the Underwriters who have, or who are alleged to have, participated in the distribution of the Securities as underwriters, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, (ii) the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Partnership, any directors or officers of the General Partner who signed the Registration Statement, and each person, if any, who controls the Partnership within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and (iii) the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Selling Unitholders, any directors or officers of any Selling Unitholder and each person, if any, who controls any Selling Unitholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, in each case in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(e) Settlement Without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Sections 7(a)(2) and (b)(2) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(f) Other Agreements with Respect to Indemnification and Contribution. The provisions of this Section 7 and in Section 8 hereof shall not affect any agreements among the General Partner, the Partnership, the Operating Subsidiary and the Selling Unitholders with respect to indemnification of each other or contribution between themselves.

SECTION 8. Contribution.

If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Partnership Entities and the Selling Unitholders, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities pursuant to this Agreement, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Partnership Entities and the Selling Unitholders, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions, that resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations

The relative benefits received by the Partnership Entities and the Selling Unitholders, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Partnership and the Selling Unitholders, and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate public offering price of the Securities as set forth on such cover.

The relative fault of the Partnership Entities and the Selling Unitholders, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Partnership Entities and the Selling Unitholders, or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Partnership Entities, the Selling Unitholders, and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 8, each director, officer, employee and agent of each Underwriter, the affiliates of each Underwriter who have, or who are alleged to have, participated in the distribution of the Securities as underwriters, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, each director of the

General Partner, each officer of the General Partner who signed the Registration Statement, and each person, if any, who controls the Partnership within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Partnership, and each director or officer of any Selling Unitholder, and each person, if any, who controls such Selling Unitholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Selling Unitholder. The Underwriters’ and the Selling Unitholders’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule 1 and Schedule 2 hereto, respectively, and not joint.

SECTION 9. Representations, Warranties and Agreements to Survive Delivery.

The representations, warranties and agreements contained in this Agreement or in certificates of officers of the Partnership Entities and the Selling Unitholders submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Partnership Entities or the Selling Unitholders, and shall survive delivery of the Securities to the Underwriters.

SECTION 10. Termination of Agreement.

(a) Termination; General. The Representatives may terminate this Agreement, by notice to the Partnership and the Selling Unitholders, at any time on or prior to the Closing Date (and, if any Option Securities are to be purchased on an Option Closing Date that occurs after the Closing Date, the Representatives may terminate the obligations of the several Underwriters to purchase such Option Securities, by notice to the Partnership, at any time on or prior to such Option Closing Date) (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus or the General Disclosure Package, any material adverse change in the condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Partnership and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Partnership has been suspended or materially limited by the Commission or the NYSE, or if trading generally on the American Stock Exchange, the NYSE or the Nasdaq Global Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, FINRA or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or in Europe, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

(b) Liabilities. If this Agreement is terminated pursuant to this Section 10, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and except that, in the case of any termination of this Agreement, Sections 1, 7, 8, 9 and 18 hereof shall survive such termination and remain in full force and effect and except that, in the case of the termination of the obligations of the several Underwriters to purchase any Option Securities on an Option Closing Date that occurs after the Closing Date, this Agreement shall otherwise survive such termination and remain in full force and effect.

SECTION	11. Default by One or More of the Underwriters.

If one or more of the Underwriters shall fail at the Closing Date or an Option Closing Date, if any, to purchase the Securities that it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other Underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

(1) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters; or

(2) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Option Closing Date that occurs after the Closing Date, the obligation of the Underwriters to purchase and of the Partnership to sell the Option Securities that were to have been purchased and sold on such Option Closing Date, shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section 11 shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default that does not result in a termination of this Agreement or, in the case of an Option Closing Date that is after the Closing Date, that does not result in a termination of the obligation of the Underwriters to purchase and the Partnership to sell the relevant Option Securities, as the case may be, the Representatives shall have the right to postpone the Closing Date or the relevant Option Closing Date, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the General Disclosure Packages or the Prospectus or in any other documents or arrangements. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 11.

SECTION 12. Notices.

All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration (Fax: 646-834-8133), with a copy, in the case of any notice pursuant to Section 7(d), to the Director of Litigation, Office of the General Counsel, Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, and notices to the Partnership shall be directed to it at 5 Houston Center, 1401 McKinney Street, Suite 2400, Houston, Texas 77010, Attention: Gregory S. Roden.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Partnership Entities and the Selling Unitholders, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

SECTION 13. Parties.

This Agreement has been made and is solely for the benefit of the Underwriters, the Partnership Entities and the Selling Unitholders and, to the extent provided in Sections 7 and 8 hereof, the directors, officers, employees, agents, affiliates and controlling persons referred to in such sections, and their respective successors, heirs and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 14. GOVERNING LAW AND TIME.

THIS AGREEMENT AND ANY CLAIM, COUNTERCLAIM OR DISPUTE ARISING OUT OF OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 15. Effect of Headings.

The Section and Exhibit headings herein are for convenience only and shall not affect the construction hereof.

SECTION 16. Definitions.

As used in this Agreement, the following terms have the respective meanings set forth below:

“Applicable Time” means [•] P.M. (New York time) on April [•], 2012 (it being agreed that such time is the first time when sales of the Securities are made by the Underwriters).

“Commission” means the Securities and Exchange Commission.

“EDGAR” means the Commission’s Electronic Data Gathering, Analysis and Retrieval System.

“FINRA” means Financial Industry Regulatory Authority, Inc.

“GAAP” means generally accepted accounting principles.

“Initial Registration Statement” means the Partnership’s registration statement on Form S-1 (Registration No. 333-180364), as amended and including all exhibits to such registration statement, at the time it became effective, including the Rule 430A Information.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the Securities that (i) is required to be filed with the Commission by the Partnership, (ii) is a “road show” that is a “written communication” within the meaning of Rule 433(d)(8)(i) whether or not required to be filed with the Commission, or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, and all free writing prospectuses that are listed in Exhibit C hereto, in each case in the form furnished (electronically or otherwise) to the Underwriters for use in connection with the offering of the Securities.

“Lien” means any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

“NYSE” means the New York Stock Exchange.

“Organizational Documents” means (a) in the case of a corporation, its charter and by-laws; (b) in the case of a limited or general partnership, its partnership certificate, certificate of formation or similar organizational document and its partnership agreement; (c) in the case of a limited liability company, its articles of organization, certificate of formation or similar organizational documents and its operating agreement, limited liability company agreement, membership agreement or other similar agreement; (d) in the case of a trust, its certificate of trust, certificate of formation or similar organizational document and its trust agreement or other similar agreement; and (e) in the case of any other entity, the organizational and governing documents of such entity.

“Partnership Documents” means any contract, indenture, mortgage, deed of trust, loan or credit facility, bond, note, debenture, evidence of indebtedness, lease or other instrument or agreement including, without limitation, all Subject Instruments, to which any of the Partnership Entities is a party or by which any of the properties of the Partnership is bound.

“preliminary prospectus” means the Statutory Prospectus and any other prospectus used in connection with the offering of the Securities that was used before the Initial Registration Statement became effective or that omitted the Rule 430A Information or that was captioned “Subject to Completion”.

“Prospectus” means the prospectus in the form first filed with the Commission pursuant to Rule 424(b).

“Registration Statement” means the Initial Registration Statement; provided that, if a Rule 462(b) Registration Statement is filed with the Commission, then the term “Registration Statement” shall also include such Rule 462(b) Registration Statement.

“Repayment Event” means any event or condition that gives the holder of any bond, note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Partnership or the Operating Subsidiary.

“Rule 164,” “Rule 172,” “Rule 173,” “Rule 405,” “Rule 424(b),” “Rule 430A,” “Rule 433” and “Rule 462(b)” refer to such rules under the 1933 Act.

“Rule 430A Information” means the information included in the Prospectus that was omitted from the Initial Registration Statement at the time it became effective but that is deemed to be a part of the Initial Registration Statement at the time it became effective pursuant to Rule 430A.

“Rule 462(b) Registration Statement” means a registration statement filed by the Partnership pursuant to Rule 462(b) for the purpose of registering any of the Securities under the 1933 Act, including the documents incorporated by reference therein and the Rule 430A Information.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder or implementing the provisions thereof.

“Statutory Prospectus” means the preliminary prospectus dated April [•], 2012, relating to the Securities in the form first furnished to the Underwriters for use in connection with the offering of the Securities.

“Subject Instruments” means all instruments, agreements and documents filed or incorporated by reference as exhibits to the Registration Statement pursuant to Item 601(b)(10) of Regulation S-K; provided that if any instrument, agreement or other document filed or incorporated by reference as an exhibit to the Registration Statement as aforesaid has been redacted or if any portion thereof has been deleted or is otherwise not included as part of such exhibit (whether pursuant to a request for confidential treatment or otherwise), the term “Subject Instruments” shall nonetheless mean such instrument, agreement or other document, as the case may be, in its entirety, including any portions thereof that shall have been so redacted, deleted or otherwise not filed.

“1933 Act” means the Securities Act of 1933, as amended.

“1933 Act Regulations” means the rules and regulations of the Commission under the 1933 Act.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“1934 Act Regulations” means the rules and regulations of the Commission under the 1934 Act.

“1940 Act” means the Investment Company Act of 1940, as amended.

All references in this Agreement to the Initial Registration Statement, the Registration Statement, the Statutory Prospectus and the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-1 under the Securities Act as of the date of the Initial Registration Statement, the Registration Statement, the Statutory Prospectus and the Prospectus, as the case may be; all references in this Agreement to the Registration Statement, the Initial Registration Statement, any Rule 462(b) Registration Statement, the Statutory Prospectus, any other preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to EDGAR; all references in this Agreement to any Issuer Free Writing Prospectus (other than any Issuer Free Writing Prospectuses that, pursuant to Rule 433, are not required to be filed with the Commission) shall be deemed to include the copy thereof filed with the Commission pursuant to EDGAR; and all references in this Agreement to “supplements” to the Statutory Prospectus, any other preliminary prospectus, the General Disclosure Package or the Prospectus shall include, without limitation, any supplements, “wrappers” or similar materials prepared in connection with any offering, sale or private placement of any Securities by the Underwriters outside of the United States.

SECTION 17. Permitted Free Writing Prospectuses.

The Partnership and each Selling Unitholder represents, warrants and agrees that, unless it obtains the prior consent of the Representatives, and each Underwriter, severally and not jointly, represents, warrants and agrees that, unless it obtains the prior consent of the Partnership, each Selling Unitholder and the Representatives, it has not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Representatives or by the Partnership, each Selling Unitholder and the Representatives, as the case may be, is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Partnership and each Selling Unitholder represents and warrants that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. For the purposes of clarity, the parties hereto agree that all free writing prospectuses, if any, listed in Exhibit C hereto are Permitted Free Writing Prospectuses.

SECTION 18. Absence of Fiduciary Relationship.

Each of the Partnership Entities and the Selling Unitholders, jointly and severally, acknowledges and agrees that:

(a) each of the Underwriters is acting solely as an underwriter in connection with the public offering of the Securities and no fiduciary, advisory or agency relationship between the Partnership Entities and the Selling Unitholders, on the one hand, and any of the Underwriters, on the other hand, has been or will be created in respect of any of the transactions contemplated by this Agreement, irrespective of whether or not any of the Underwriters has advised or is advising the Partnership Entities or the Selling Unitholders on other matters, and none of the Underwriters has any obligation to the Partnership Entities or the Selling Unitholders with respect to the transactions contemplated by this Agreement except the obligations expressly set forth in this Agreement;

(b) the public offering price of the Securities and the price to be paid by the Underwriters for the Securities set forth in this Agreement were established by the Partnership and the Selling Unitholders following discussions and arms-length negotiations with the Representatives;

(c) it is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

(d) in connection with each transaction contemplated by this Agreement and the process leading to such transactions, each of the Underwriters is and has been acting solely as principal and not as fiduciary, advisor or agent of the Partnership Entities or the Selling Unitholders or any of their respective affiliates, stockholders (or other equity holders), creditors or employees or any other party;

(e) none of the Underwriters has provided any legal, accounting, regulatory or tax advice with respect to the transactions contemplated by this Agreement and it has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate;

(f) it is aware that the Underwriters and their respective affiliates are engaged in a broad range of transactions that may involve interests that differ from those of the Partnership Entities and the Selling Unitholders and that none of the Underwriters has any obligation to disclose such interests and transactions to the Partnership Entities and the Selling Unitholders by virtue of any fiduciary, advisory or agency relationship or otherwise; and

(g) it waives, to the fullest extent permitted by law, any claims it may have against any of the Underwriters for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that none of the Underwriters shall have any liability (whether direct or indirect, in contract, tort or otherwise) to it in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on its behalf or in right of it or to any stockholders (or other equity holders), employees or creditors of the Partnership Entities and the Selling Unitholders.

[Signature Page Follows]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Partnership a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Partnership Entities and the Selling Unitholders in accordance with its terms.

Very truly yours,

“PARTNERSHIP ENTITIES”

QRE GP, LLC

By
Name: [•]
Title: [•]

QR ENERGY, LP

By:	QRE GP, LLC,
its general partner

By
Name: [•]
Title: [•]

QRE OPERATING, LLC

By
Name: [•] Title: [•]

“SELLING UNITHOLDERS”

QUANTUM RESOURCES A1, LP

By: The Quantum Aspect Partnership, its general partner

By:	QA GP, LLC,
its general partner

By
Name: [•]
Title: [•]

QUANTUM RESOURCES B, LP

By: The Quantum Aspect Partnership,
its general partner

By: QA GP, LLC,
its general partner

By
Name: [•]
Title: [•]

QUANTUM RESOURCES C, LP

By: The Quantum Aspect Partnership, LP,
its general partner

By: QA GP, LLC,
its general partner

By
Name: [•]
Title: [•]

QAB CARRIED WI, LP

By: Black Diamond GP, LLC,
its general partner

By
Name: [•]
Title: [•]

QAC CARRIED WI, LP

By: Black Diamond GP, LLC,
its general partner

By
Name: [•]
Title: [•]

BLACK DIAMOND RESOURCES, LLC

By
Name: [•]
Title: [•]

CONFIRMED AND ACCEPTED, as of
the date first above written:

BARCLAYS CAPITAL INC.

By
Name:
Title:

WELLS FARGO SECURITIES, LLC

By
Name:
Title:

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

By
Name:
Title:

CITIGROUP GLOBAL MARKETS INC.

By
Name:
Title:

J.P. MORGAN SECURITIES LLC

By
Name:
Title:

RAYMOND JAMES & ASSOCIATES, INC.

By
Name:
Title:

RBC CAPITAL MARKETS, LLC

By
Name:
Title:

CREDIT SUISSE SECURITIES (USA) LLC

By
Name:
Title:

GOLDMAN, SACHS & CO.

By
Name:
Title:

UBS SECURITIES LLC

By
Name:
Title:

By
Name:
Title:

For themselves and as Representatives of the Underwriters named in Schedule 1 hereto.

SCHEDULE 1

UNDERWRITERS

Name of Underwriter	Number of Initial Securities
Barclays Capital Inc.	[	•]
Wells Fargo Securities, LLC	[	•]
Merrill Lynch, Pierce, Fenner & Smith Incorporated	[	•]
Citigroup Global Markets Inc.	[	•]
J.P. Morgan Securities LLC	[	•]
Raymond James & Associates, Inc.	[	•]
RBC Capital Markets, LLC	[	•]
Credit Suisse Securities (USA) LLC	[	•]
Goldman, Sachs & Co.	[	•]
UBS Securities LLC	[	•]
Oppenheimer & Co. Inc.	[	•]
Wunderlich Securities, Inc.	[	•]
BMO Capital Markets Corp.	[	•]
Global Hunter Securities, LLC	[	•]
Ladenburg Thalmann & Co. Inc.	[	•]
TD Securities (USA) LLC	[	•]

Total	17,500,000

Schedule 1

SCHEDULE 2

SELLING UNITHOLDER SECURITIES

Selling Unitholder	Common Units
Quantum Resources A1, LP (QRA)	10,329,092

Quantum Resources B, LP (QRB)	186,283

Quantum Resources C, LP (QRC)	330,670

QAB Carried WI, LP (QAB)	3,802

QAC Carried WI, LP (QAC)	6,748

Black Diamond Resources, LLC (Black Diamond)	441,142

TOTAL	11,297,737

Schedule 2

SCHEDULE 3

PERSONS DELIVERING LOCK-UP AGREEMENTS

Alan L. Smith

John H. Campbell, Jr.

Cedric W. Burgher

Gregory S. Roden

Lloyd V. DeLano

Richard K. Hebert

Toby R. Neugebauer

Donald E. Powell

Stephen A. Thorington

S. Wil VanLoh, Jr.

Donald D. Wolf

Schedule 3

SCHEDULE 4

SUBSIDIARIES OF THE PARTNERSHIP

Name of Entity	Jurisdiction of Organization	Jurisdictions of Foreign Qualification	General Partner or Managing Members
QRE Operating, LLC	Delaware	Alabama Arkansas Florida Kansas Louisiana New Mexico Oklahoma Texas	QR Energy, LP

Schedule 4

EXHIBIT A

FORM OF LOCK-UP AGREEMENT

QR ENERGY, LP

Public Offering of Common Units Representing Limited Partner Interests

Dated as of

BARCLAYS CAPITAL INC.

WELLS FARGO SECURITIES, LLC

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

CITIGROUP GLOBAL MARKETS INC.

J.P. MORGAN SECURITIES LLC

RAYMOND JAMES & ASSOCIATES, INC.

RBC CAPITAL MARKETS, LLC

CREDIT SUISSE SECURITIES (USA) LLC

GOLDMAN, SACHS & CO.

UBS SECURITIES LLC

As Representatives of the several Underwriters

c/o Barclays Capital Inc.

745 Seventh Avenue

New York, NY 10019

c/o Wells Fargo Securities, LLC

375 Park Avenue

New York, New York 10152

Ladies and Gentlemen:

This agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) among QR Energy, LP, a Delaware limited partnership (the “Partnership”), QRE GP, LLC, a Delaware limited liability company, QRE Operating, LLC, a Delaware limited liability company (the “Operating Subsidiary”), Quantum Resources A1, LP, a Delaware limited partnership (“QRA”), Quantum Resources B, LP, a Delaware limited partnership (“QRB”), Quantum Resources C, LP, a Delaware limited partnership (“QRC”), QAB Carried WI, LP, a Delaware limited partnership (“QAB”), QAC Carried WI, LP, a Delaware limited partnership (“QAC”), and Black Diamond Resources, LLC, a Delaware limited liability company (“Black Diamond,” and collectively with QRA, QRB,

QRC, QAB and QAC the “Selling Unitholders”), and Barclays Capital Inc. (“Barclays Capital”) and Wells Fargo Securities, LLC, as the representatives (the “Representatives”) of a group of underwriters (the “Underwriters”), relating to a proposed underwritten public offering of common units representing limited partner interests in the Partnership (the “Common Units”).

In order to induce you and the other Underwriters to enter into the Underwriting Agreement, and in light of the benefits that the offering of the Common Units will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each Underwriter that, during the period beginning on and including the date of the Underwriting Agreement through and including the date that is the 60th day after the date of the Underwriting Agreement (the “Lock-Up Period”), the undersigned will not, without the prior written consent of Barclays Capital, directly or indirectly:

(i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any Common Units or any securities convertible into or exercisable or exchangeable for Common Units, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or

(ii) enter into any swap or other agreement, arrangement or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of any Common Units or any securities convertible into or exercisable or exchangeable for any Common Units, whether any transaction described in clause (i) or (ii) above is to be settled by delivery of Common Units, other securities, in cash or otherwise.

Notwithstanding the provisions set forth in the second preceding paragraph, the undersigned may, without the prior written consent of Barclays Capital, transfer any Common Units or any securities convertible into or exchangeable or exercisable for Common Units

(1) if the undersigned is a natural person, as a bona fide gift or gifts, or by will or intestacy, to any member of the immediate family (as defined below) of the undersigned or to a trust the beneficiaries of which are exclusively the undersigned or members of the undersigned’s immediate family, or as a bona fide gift or gifts to a charity or educational institution, and

(2) if the undersigned is a partnership or a limited liability company, to a partner or member, as the case may be, of such partnership or limited liability company if, in any such case, such transfer is not for value, provided, however, that in the case of any transfer described in clause (1) or (2) above, it shall be a condition to the transfer that (A) the transferee executes and delivers to Barclays Capital, acting on behalf of the Underwriters, not later than one business day prior to such transfer, a written agreement, in substantially the form of this agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the undersigned and not to the immediate family of the transferee) and otherwise satisfactory in form and substance to Barclays Capital, and (B) if the undersigned is required to file a report under Section 16(a) of the Securities Exchange Act of 1934, as amended, reporting a reduction in beneficial ownership of Common Units or any securities convertible into or exercisable or exchangeable for Common Units by the undersigned during the Lock-Up Period (as the same may be extended as described above), the undersigned shall include a statement in such report to the effect that such transfer or distribution is not a transfer for value and, in the case of any transfer pursuant to clause (1), that such transfer is being made as a gift or by will or intestacy, as the case may be, and, in the case of any transfer pursuant to clause (2), that such transfer is being made to the partners or members, as the case may be, of the applicable partnership or limited liability company, as the case may be. For purposes of this paragraph, “immediate family” shall mean a spouse, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the undersigned.

The undersigned further agrees that (i) it will not, during the Lock-Up Period (as the same may be extended as described above), make any demand or request for or exercise any right with respect to the registration under the Securities Act of 1933, as amended (the “1933 Act”), of any Common Units or any securities convertible into or exercisable or exchangeable for Common Units, and (ii) the Partnership may, with respect to any Common Units or any securities convertible into or exercisable or exchangeable for Common Units owned or held (of record or beneficially) by the undersigned, cause the transfer agent or other registrar to enter stop transfer instructions and implement stop transfer procedures with respect to such securities during the Lock-Up Period (as the same may be extended as described above).

In addition, the undersigned hereby waives any and all notice requirements and rights with respect to the registration of any securities pursuant to any agreement, instrument, understanding or otherwise, including any registration rights agreement or similar agreement, to which the undersigned is a party or under which the undersigned is entitled to any right or benefit and any tag-along rights, co-sale rights or other rights to have any securities (debt or equity) included in the offering contemplated by the Underwriting Agreement or sold in connection with the sale of Common Units pursuant to the Underwriting Agreement, provided that such waiver shall apply only to the public offering of Common Units pursuant to the Underwriting Agreement and each registration statement filed under the 1933 Act in connection therewith.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement and that this agreement has been duly authorized (if the undersigned is not a natural person), executed and delivered by the undersigned and is a valid and binding agreement of the undersigned. This agreement and all authority herein conferred are irrevocable and shall survive the death or incapacity of the undersigned (if a natural person) and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The undersigned acknowledges and agrees that whether or not any public offering of Common Units actually occurs depends on a number of factors, including market conditions.

[Signature Page Immediately Follows]

IN WITNESS WHEREOF, the undersigned has executed and delivered this agreement as of the date first set forth above.

Yours very truly,

Print Name:

EXHIBIT B

PRICE-RELATED INFORMATION

Public offering price: $[•] per Common Unit

Underwriting discounts and commissions: $[•] per Common Unit

Common Units offered: 17,500,000

Over-Allotment Option: 2,625,000

B-1

EXHIBIT C

ISSUER FREE WRITING PROSPECTUSES

None.

C-1

EXHIBIT D

FORM OF OPINION OF PARTNERSHIP COUNSEL

(1) Each of the Partnership Entities has been duly formed and is validly existing as a limited partnership or limited liability company, as the case may be, and is in good standing under the laws of the State of Delaware.

(2) Each of the Partnership Entities has the full partnership or limited liability company power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus, and (A) to execute and deliver the Underwriting Agreement and consummate the transactions contemplated hereby, (B) in the case of the Partnership, to issue, sell and deliver the Partnership Securities, and (C) in the case of the General Partner, to act as the general partner of the Partnership.

(3) Each of the Partnership Entities is duly qualified to transact business as a foreign limited partnership or limited liability company, as the case may be, and is in good standing in each such jurisdiction is set forth opposite the respective Partnership Entity’s name on Annex A hereto.

(4) Each of QR Holdings GP and QR Energy Holdings is the record owner of 50% of the issued and outstanding membership interests in the General Partner; such membership interests have been duly authorized and validly issued in accordance with the Amended and Restated General Partner LLC Agreement, and are fully paid (to the extent required by the General Partner Agreement) and non-assessable (except as such non-assesssability may be limited by Sections 18-607 and 18-804 of the Delaware LLC Act); and each of QR Holdings GP and QR Energy Holdings own such membership interests free and clear of all Liens (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming QR Holdings GP or QR Energy Holdings as debtor is on file in the office of the Secretary of State of the State of Delaware, (B) otherwise known to us, without independent investigation, other than those created by or arising under the Delaware LLC Act or (C) other than restrictions on transfer under the General Partner Agreement.

(5) The General Partner is the sole general partner of the Partnership, with a [•]% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns such general partner interest free and clear of all Liens (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file in the office of the Secretary of State of the State of Delaware, (B) otherwise known to us, without independent investigation, other than those created by or arising under the Delaware LLC Act or (C) other than restrictions on transfer under the Partnership Agreement.

(6) Immediately prior to the issuance and sale of any Partnership Securities to the Underwriters in accordance with the Underwriting Agreement, the issued and outstanding limited partner interests of the Partnership consist of 28,595,088 Common Units, 7,145,866

Subordinated Units and 16,666,667 Class C Convertible Preferred Units (collectively, the “Outstanding Units”). The Outstanding Units (including the Selling Unitholder Securities) and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act);

(7) The Partnership owns 100% of the issued and outstanding membership interests in the Operating Subsidiary; such membership interests have been duly authorized and validly issued in accordance with the limited liability company agreement of the Operating Subsidiary (the “OPCO LLC Agreement”), fully paid (to the extent required by the OPCO LLC Agreement) and nonassessable (except as nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns all such membership interests free and clear of all Liens (A) other than Liens arising under the Credit Agreement, dated as of December 22, 2010, by and among the Partnership, the General Partner, the Operating Subsidiary, Wells Fargo Bank, National Association and the other lenders party thereto, as amended as of the date hereof, (B) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file in the office of the Secretary of State of the State of Delaware, (C) otherwise known to us, without independent investigation, other than those created by or arising under the Delaware LLC Act and (D) other than restrictions on transfer under the OPCO LLC Agreement.

(8) The Underwriting Agreement has been duly authorized, executed and delivered by each of the Partnership Entities.

(9) Each of the General Partner Agreement, the Partnership Agreement and the limited liability company agreement of the Operating Subsidiary has been duly authorized, executed and delivered by each of the Partnership Entities that is party thereto and, assuming the due authorization, execution and delivery by each party thereto (other than the Partnership Entities), constitutes a valid and binding obligation of each such Partnership Entity, enforceable against each such Partnership Entity in accordance with its terms; provided, that the enforceability of the General Partner Agreement, the Partnership Agreement and the limited liability company agreement of the Operating Subsidiary may be limited by (x) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws from time to time effecting creditors’ rights and remedies generally and by general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law) and (y) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

(10) The Partnership Securities to be sold by the Partnership pursuant to the Underwriting Agreement, and the limited partner interests represented thereby, have been duly authorized for issuance and sale to the Underwriters in accordance with the Partnership Agreement and, when issued by the Partnership and delivered to the Underwriters against payment therefor in accordance with the Underwriting Agreement, will be validly issued, fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Section 17-303, 17-607 or 17-804 of the Delaware LP Act); and other than the Sponsor Units, the Partnership Securities will be the only limited partner interests of the Partnership issued and outstanding.

(11) The issuance and sale of the Partnership Securities to be sold by the Partnership and the sale of the Selling Unitholder Securities to be sold by the Selling Unitholders pursuant to the Underwriting Agreement are not subject to any preemptive rights, rights of first refusal or other similar rights of any securityholder of the Partnership or any other person arising under the Organizational Documents of any of the Partnership Entities, except in each case as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus and that have been waived in writing.

(12) To such counsel’s knowledge, no person has the right to require the registration under the 1933 Act of any securities of the Partnership or to include any such securities in the Registration Statement or the offering contemplated by the Underwriting Agreement, whether as a result of the filing or effectiveness of the Registration Statement or the issuance and sale of the Partnership Securities and sale of the Selling Unitholder Securities as contemplated by the Underwriting Agreement, except in each case for such rights disclosed in the Registration Statement, the General Disclosure Package and the Prospectus and that have been complied with or waived in writing.

(13) The Registration Statement has been declared effective; the Prospectus has been filed pursuant to Rule 424(b) in the manner and within the time period required by Rule 424(b) (without reference to Rule 424(b)(8)) and in the manner and within the time period required by Rule 430A; and to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

(14) The Registration Statement, at the time it was declared effective, and the Prospectus, when filed with the SEC pursuant to Rule 424(b) under the Securities Act and on the date hereof, and any further amendments or supplements thereto made by the Partnership prior the date hereof (in each case other than the financial statements and schedules, other financial data and information pertaining to oil and gas reserves included therein or omitted therefrom, as to which we have not been called upon to express an opinion), appear on their face to comply as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

(15) The Common Units, the Subordinated Units, the Class C Convertible Preferred Units, the general partner interest in the Partnership, and the Partnership Agreement conform in all material respects to all of the statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(16) The information in the Statutory Prospectus and the Prospectus under the captions “Provisions of our Partnership Agreement Relating to Cash Distributions and the Management Incentive Fee,” “Certain Relationships and Related Party Transactions,” “Conflicts of Interest and Fiduciary Duties,” “Description of the Common Units,” “The Partnership Agreement,” and “Material Tax Consequences,” in each case to the extent that it constitutes summaries of provisions of the federal rules and regulations, the Delaware LP Act, the Delaware LLC Act, applicable laws of the State of New York, applicable laws of the State of Texas and the federal laws of the United States of America or summaries of provisions of the Operative Documents or any other instruments or agreements, has been reviewed by us and are accurate summaries in all material respects; and our opinion that is filed as Exhibit 8.1 to the Registration Statement is confirmed, and the Underwriters may rely on such opinion as if it were addressed to them.

(17) (A) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of or with any federal, Delaware or Texas court or governmental authority or agency having authority over the Partnership Entities and (B) no waiver or consent under any Subject Instrument is necessary or required for the execution, delivery or performance by any of the Partnership Entities of the Underwriting Agreement, for the offering, issuance, sale or delivery by the Partnership of the Partnership Securities under the Underwriting Agreement or for the consummation by the Partnership Entities of any of the transactions contemplated under the Underwriting Agreement (we express no opinion as to waivers or consents required by any entity other than the Partnership Entities), except (1) such as may be required under the Securities Act and the Exchange Act, (2) such as may be required under the securities or blue sky laws of the various states or the by-laws and rules of the FINRA in connection with the purchase and distribution by the Underwriters of the Securities in the manner contemplated in the Underwriting Agreement and in the General Disclosure Package, (3) such consents as have been obtained or made and (4) such consents that, if not obtained, would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(18) The execution, delivery and performance by the Partnership Entities of the Underwriting Agreement, the issuance, sale and delivery by the Partnership of the Partnership Securities pursuant to the Underwriting Agreement and the sale and delivery by the Selling Unitholders of the Selling Unitholder Securities pursuant to the Underwriting Agreement do not and will not, whether with or without the giving of notice or passage of time or both, constitute a breach or violation of, or default or Repayment Event under, or result in the creation or imposition of any Lien upon any of the properties of the Partnership Entities pursuant to (i) the Organizational Documents of the Partnership Entities, (ii) the Subject Instruments (other than the Organizational Documents of the Partnership Entities), (iii) the Delaware LP Act, the Delaware LLC Act, the laws of the State of Texas or federal law, except for such breaches, violations, defaults, Repayment Events or Liens, in the case of clauses (ii) and (iii) that would not result in a Material Adverse Effect, it being understood that we do not express an opinion in clause (iii) of this paragraph (18) with respect to any securities or other anti-fraud laws.

(19) None of the Partnership Entities is, and upon the issuance and sale of the Partnership Securities to the Underwriters as contemplated in the Underwriting Agreement and the application of the net proceeds therefrom as described in the Statutory Prospectus and the Prospectus under “Use of Proceeds,” none of the Partnership Entities will be, an “investment company” as such terms are defined in the 1940 Act.

Nothing has come to our attention that would lead us to believe that:

(a) the Initial Registration Statement or any amendment thereto, at the time the Initial Registration Statement or any such amendment was declared effective, or any Rule 462(b) Registration Statement, at the time such Rule 462(b) Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or

(b) the General Disclosure Package, as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading, or

(c) the Prospectus or any amendment or supplement thereto, as of their respective dates or on the date of this opinion, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except in each case that we make no statement and express no belief with respect to financial statements and schedules and other financial data and information pertaining to oil and gas reserves included in or omitted from the Initial Registration Statement, any Rule 462(b) Registration Statement, the General Disclosure Package or the Prospectus or any amendment or supplement thereto.

In the event that such opinion shall define the term “Registration Statement,” “Initial Registration Statement,” “Rule 462(b) Registration Statement,” “Statutory Prospectus,” “Prospectus” or “Issuer Free Writing Prospectus” (rather than indicating that such terms, as used in such opinion, have the respective meanings given thereto in the Underwriting Agreement), such opinion shall define the terms “Registration Statement,” “Initial Registration Statement” and “Rule 462(b) Registration Statement” to include the Rule 430A Information, shall define the term “Rule 462(b) Registration Statement” to include the information incorporated by reference therein, shall define the term “Statutory Prospectus” as the Statutory Prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Securities, shall define the term “Prospectus” as the Prospectus in the form first filed with the Commission pursuant to Rule 424(b), and shall define the term “Issuer Free Writing Prospectus” as those documents in the respective forms furnished to the Underwriters for use in connection with the offering of the Securities.

In rendering such opinion, Partnership Counsel shall state that such opinion covers matters arising under the Delaware LP Act, the Delaware LLC Act, applicable laws of the State of New York, applicable laws of the State of Texas and the federal laws of the United States of America. In rendering such opinion, Partnership Counsel may rely as to matters involving the laws of any other state upon the opinion of local counsel satisfactory to the Representatives; provided that such opinion shall be addressed to the Representatives, shall state that Partnership Counsel may rely on such opinion as if it were addressed to them in rendering their opinion pursuant to the Underwriting Agreement, shall be dated the same date as the opinion of Partnership Counsel, shall be delivered to the Representatives at the same time that the opinion of Partnership Counsel is delivered, and shall be satisfactory in form and substance to counsel for the Underwriters. In rendering such opinion, Partnership Counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Partnership Entities and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

EXHIBIT E

FORM OF OPINION OF GENERAL COUNSEL OF THE PARTNERSHIP

(1) To such counsel’s knowledge, except as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is not pending or threatened any action, suit, proceeding, inquiry or investigation to which any of the Partnership Entities is a party, or to which the any of the properties of the Partnership Entities is subject, before or brought by any court or governmental agency or body, domestic or foreign, that are required to be described in the Registration Statement or the Prospectus but are not so described as required.

(2) To such counsel’s knowledge, there are no franchises, contracts, indentures, mortgages, deeds of trust, loan or credit agreements, bonds, notes, debentures, evidences of indebtedness, leases or other instruments, agreements or documents required to be described or referred to in the Registration Statement, the Statutory Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that have not been so described and filed as required.

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EXHIBIT F

FORM OF OPINION OF COUNSEL TO SELLING UNITHOLDERS

(1) Each Selling Unitholder is a limited partnership or limited liability company under the laws of the State of Delaware with limited partnership or limited liability company power and authority to execute and deliver, and incur and perform all of its obligations under the Underwriting Agreement and to sell and deliver the Selling Unitholder Securities to be sold by such Selling Unitholder in accordance with and upon the terms and conditions set forth in the Underwriting Agreement.

(2) With the consent of the several Underwriters, based solely on certificates from public officials, we confirm that each of the Selling Unitholders is validly existing as a limited partnership or limited liability company, as the case may be, and in good standing under the laws of the State of Delaware.

(3) The execution, delivery and performance of the Underwriting Agreement have been duly authorized by all necessary limited partnership or limited liability company action, as applicable, of each Selling Unitholder, and the Underwriting Agreement has been duly executed and delivered by each Selling Unitholder.

(4) Upon indication by book entry that the Selling Unitholder Securities to be sold by the Selling Unitholders listed on Schedule 2 to the Underwriting Agreement have been credited to the securities accounts maintained by the several Underwriters at the Depository Trust Company (“DTC”) and payment therefor in accordance with the Underwriting Agreement, the several Underwriters will acquire a security entitlement with respect to such Selling Unitholder Securities and, under the New York UCC, an action based on an adverse claim to such Selling Unitholder Securities, whether framed in conversion, replevin, constructive trust, equitable lien or other theory may not be asserted against the several Underwriters with respect to such security entitlement.

(5) With respect to each Selling Unitholder, the execution and delivery of the Underwriting Agreement and the sale of the Selling Unitholder Securities by such Selling Unitholder to the several Underwriters pursuant to the Underwriting Agreement do not on the date hereof:

(i) violate such Selling Unitholder’s Governing Documents;

(ii) result in the breach of or a default under any of the agreements specified to us by the Selling Unitholders and identified on Schedule I hereto, as being all the agreements of the Selling Unitholders that pertain to any of the Selling Unitholder Securities;

(iii) violate any federal, Texas or New York statute, rule or regulation applicable to the such Selling Unitholder or the Delaware LP Act or the Delaware LLC Act, as applicable; or

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(iv) require any consents, approvals, or authorizations to be obtained by such Selling Unitholder from, or any registrations, declarations or filings to be made by the Selling Unitholder with, any governmental authority under any federal, Texas or New York statute, rule or regulation applicable to such Selling Unitholder or the Delaware LP Act or the Delaware LLC Act, as applicable, on or prior to the date hereof that have not been obtained or made.

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